The George
Putnam
Fund of
Boston

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-02

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

The George Putnam Fund of Boston's semiannual period was marked by tumultuous events including the terrorist attacks and the high-profile collapse of Enron. Performance for the six months ended January 31, 2002, reflects the difficult challenges faced by your fund's management teams. Though the fund's return is disappointing in absolute terms, it compares favorably with returns for the Standard & Poor's 500 [Registration Mark] Index and the fund's competitive universe.

We are not out of the woods yet, but signs are beginning to appear that suggest the economic and market fundamentals are not as dire as many observers believed in the weeks immediately following September 11th. However, exactly when investors will regain their confidence and re-enter the market remains to be seen.

As you will note in this report, we are now listing the team responsible for the fund's management rather than individual team members. This change reflects Putnam's belief that mutual funds are more effectively overseen by teams than by individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 13, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value and
Core Fixed-Income teams

January 31, 2002, marked the midpoint of the 2002 fiscal year for The George Putnam Fund of Boston. As the semiannual period began, markets were weak, but a year-end rally in growth stocks revived hopes of a strengthening economy. Increased volatility in January reflected investors' lingering uncertainties. Within this challenging environment, The George Putnam Fund of Boston's total returns for all share classes were negative -- however, they were also ahead of the -6.01% returned by the Standard & Poor's 500 Index, the fund's primary benchmark, over the period. Results for a balanced fund -- a fund that holds both equities and fixed-income securities -- generally fall between the equity and fixed-income benchmarks, and this was the case for this semi annual period; the fund lagged its fixed-income benchmark, the Lehman Government Credit Index, which returned 3.02%. While it is never pleasant to have to report a negative return, we believe that our strategies have been effective in limiting losses and positioning the portfolio to benefit from more favorable market trends. Furthermore, the fund's strong competitive standing (see page 3) should be encouraging for shareholders.

Total return for 6 months ended 1/31/02

       Class A           Class B           Class C           Class M
     NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
------------------------------------------------------------------------
   -1.91%   -7.54%   -2.24%   -7.08%   -2.26%   -3.23%   -2.11%   -5.54%
------------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                                         1/31/2002   7/31/2001

Common stocks                                60.4%       58.3%
U.S. government and agency securities        20.1%       21.4%
Corporate bonds and notes                    12.4%       10.8%
Cash and other                                8.9%        7.5%
Collateralized mortgage obligations           3.8%        5.0%
Convertible and preferred securities          0.9%        0.3%
Foreign government bonds and notes            0.3%        0.3%

Footnote reads:
*Based on net assets as of 1/31/02. Portfolio allocations will vary over time.


* FUND'S BOND HOLDINGS LIMIT LOSSES IN RECESSIONARY ENVIRONMENT

During the fund's semiannual period the economy continued to weaken and the recession that appeared to have begun in March of 2001 was declared official. Against a backdrop of discouraging economic indicators and corporate earnings disappointments, the Federal Reserve Board continued to lower the target for short-term interest rates an additional five times, thus establishing the lowest discount and federal funds rates in 40 years. The terrorist attacks of September 11th heightened investors' worries, while the dramatic collapse of Enron Corp., one of the nation's most prominent companies, cast a shadow of doubt over financial markets and corporate accountability. Together, these varied factors presented significant challenges to Putnam's Large-Cap Value and Core Fixed-Income teams, which manage your fund. We reevaluated our investment theses as each new event unfolded and believe that the fund's competitive returns reflect our diligent efforts to meet its objectives while maintaining consistency with its investment style.

In volatile and weak market environments, investors generally prefer the relative safety of bonds and the stable stream of income they offer. In calendar years 2000 and 2001, bonds as a whole outperformed stocks by a significant margin. Bond prices were driven higher by an increased demand for "safe" securities and by falling interest rates, which make the higher coupons on previously issued bonds more attractive.
Your fund generally allocates about 40% of its assets to a diverse mixture of investment-grade bonds, including U.S. treasuries, U.S. government agency bonds, mortgage-backed securities, and corporate debt. The fund's generous allocation to bonds serves two roles: it can help lessen the volatility of equity returns, and it enables the fund to actively participate in and benefit from favorable bond markets. The fund's competitive return for the reporting period is due in large measure to the contribution of its fixed-income investments, and in particular, to the fund's exposure to bond sectors with the strongest performance in late 2001, U.S. Treasuries and mortgage-backed securities.


Lipper Analytical Services ranked the George Putnam Fund of Boston's class A shares 41 out of 481 (9th percentile) of all balanced funds tracked for 1-year performance, as of 1/31/02, and 17 out of 71 (24th percentile) of all balanced funds tracked for 10-year performance, as of 1/31/02.

The fund's class A shares ranked 41 out of 481, 113 out of 297, and 17 out of 71 for 1-, 5-, and 10-year periods, respectively, as of 1/31/02. Past performance does not indicate future results. Lipper Inc. ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


Performance was also supported by the portfolio's very slight exposure to higher-yielding bonds. These lower-rated bonds can often perform well as economic recovery begins to take hold. In an effort to position the fund to benefit from such a recovery, we built a marginal position in corporate high-yield bonds early in 2001. We selected bonds of companies with attractive prospects, carrying coupons we believed sufficient to compensate for the extra level of risk involved. These bonds enjoyed strong performance prior to the events of September 11th, but a large portion of the gains attributable to these securities was lost in the months that followed, as investors abandoned high-yield bonds for safer alternatives. Still, the net result of the portfolio's high-yield bond holdings was a slight positive contribution to the fund's return. We continue to maintain a very small exposure to these bonds, as we still believe they will benefit from an eventual economic recovery. As always, the fund's highly diversified portfolio of fixed-income securities remains focused on investment-grade bonds rated between AAA and BBB.

* HEIGHTENED FOCUS ON CORPORATE ACCOUNTING PRESENTS CHALLENGES, OPPORTUNITIES

The high-profile accounting and bankruptcy scandal at Enron, formerly one of the nation's leading energy traders, has shone a spotlight on questionable accounting practices, raised investors' awareness about accounting in general, and resulted in increased scrutiny of corporate financial statements by the Securities and Exchange Commission, debt-rating agencies, and banks.

As the verity of corporate profits and earnings reports has been called into question, credit ratings have suffered and many companies have greater difficulty borrowing money to fund their operations. Under these conditions, a hint of bad news can cause a quick retreat in the valuation of a company or sector.


Fund Profile

The George Putnam Fund of Boston seeks long-term capital growth and current income by investing in a combination of undervalued stocks and high-quality bonds. The fund targets attractively priced stocks of large, established, dividend-paying companies that are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of investment-grade securities intended to enhance current income and smooth portfolio performance. The fund is appropriate for investors seeking current income and long-term growth from a balanced investment.


We address the challenge of avoiding troubled stocks by relying on Putnam's in-depth research and the fund's strict stock selection criteria. For your fund's portfolio, we pursue stocks of high-quality, mature companies that have seasoned, capable management and a history of paying above-average dividends. Our focus on high-yielding stocks was a positive contributor for the period, as these stocks tended to hold their value to a greater extent than stocks without strong dividend records.

In addition, our team management approach provides very real benefits in terms of risk management and enhancing potential returns. It is extremely helpful to be able to discuss with the bond experts their assumptions about the economy and what the Federal Reserve Board will do next, and how that might affect the equities market. When a company is facing difficulty, the bond market will often know about it first. With equity and bond analysts working together, we hope to avoid many of the market's pitfalls.

Solid research also helps us to identify buying opportunities, such as stock price declines that we believe are undeserved and driven by investor fear or uncertainty. One recent example of this would be our purchase of additional shares of Tyco International, Ltd., a large conglomerate based in Bermuda. In the wake of the Enron debacle, Tyco came under increased scrutiny for its handling of merger accounting. The company faced difficulty obtaining credit, and ultimately decided to break into several distinct companies. We have done a great deal of research and believe the breakup of Tyco makes sense and will add value over time. Though the value of our shares declined over the period, we continue to build our position in Tyco as valuation opportunities arise.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 EQUITY HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

Royal Dutch Petroleum Co.
Netherlands
Oil and gas

Merck & Company, Inc.
Pharmaceuticals

Philip Morris Companies, Inc.
Tobacco

Bank of America Corp.
Banking

U.S. Bancorp
Banking

SBC Communications, Inc.
Regional Bells

Verizon Communications, Inc.
Regional Bells

Bristol-Myers Squibb Co.
Pharmaceuticals

Footnote reads:
These holdings represent 14.5% of the fund's net assets as of 1/31/02. Portfolio holdings will vary over time.


While this stock and others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment policy and may change in the future.

* INSURANCE AND SPECIALTY RETAIL STOCKS SUPPORTED PERFORMANCE

ACE, Ltd. and XL Capital, Ltd., companies that specialize in catastrophic insurance and reinsurance, were among the strongest contributors to the fund's semiannual returns. In the immediate aftermath of the tragedies of September 11th, insurance stocks suffered as concerns about solvency inspired many investors to sell their insurance holdings. Convinced that the insurers could absorb the blow of exorbitant claims, we bought aggressively as stock prices fell. This proved to be the right move. Since September, insurers have experienced a tremendous increase in business and increased pricing power. The net present value of the new business appears to exceed the amount of the claims against the insurers, ultimately adding value to the companies.

Fund holding Entergy Corp., one of the nation's best-run electric utilities and a premier manager of nuclear facilities, benefited from a general trend among investors seeking the relative safety of high-yielding stocks. We continue to hold shares of the company. Stocks of retailers TJX Companies, Inc. and The Limited, Inc. appreciated during the period. During this recessionary time, discount retailer TJX has profited from increased demand for bargain-priced consumer goods. The Limited's cost-cutting strategies have begun to improve the company's business prospects. The market's recognition of these positive changes is reflected in a higher price for the company's stock.

* ENERGY POSITIONS HURT RESULTS DURING PERIOD BUT STILL HOLD GROWTH POTENTIAL

The stock of Reliant Energy, Inc., an electric utility company, suffered as investors reacted to the energy crisis in California. Reliant had some exposure to the California market, and as the crisis unfolded, people conserved power, demand slackened, and energy providers lost their pricing power. In our opinion, Reliant stock was unduly affected by this situation, as were stocks of other companies in the industry. Although this position dampened the fund's performance during the period, we continue to hold shares of Reliant and believe the stock will recover in time.

Shares of energy trader Dynegy, Inc. began falling precipitously after Enron's demise spooked investors into doubting the entire industry. Bond-rating agencies had begun to downgrade Dynegy's debt, which could have imperiled the company's ability to conduct the business it had inherited from Enron. The stock's decline detracted from portfolio performance during the period, yet because we know the company very well and have confidence in its financial strength and its management, we used the opportunity to buy additional shares of Dynegy.

* FUND MAINTAINS STRATEGIC POSITIONING

Our outlook for coming months is one of cautious optimism. Recent economic data appear to indicate that the economy is entering into a period of slow growth. We interpreted the Fed's decision in January to leave interest rates unchanged as supportive of our view. If we are correct, fixed-income markets are likely to stabilize and non-Treasury sectors may benefit from improved performance. On the equity side, we continue to marginally increase the fund's exposure to economically-sensitive stocks as valuation opportunities allow. Though the timing of a recovery remains uncertain, we believe the fund is well positioned to protect against market volatility and to benefit from improving market conditions.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/02, there is no guarantee the fund will continue to hold these securities in the future.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 1/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/5/37)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -1.91%  -7.54%  -2.24%  -7.08%  -2.26%  -3.23%  -2.11%  -5.54%
------------------------------------------------------------------------------
1 year           -0.83   -6.55   -1.51   -6.32   -1.57   -2.53   -1.26   -4.70
------------------------------------------------------------------------------
5 years          42.33   34.15   37.17   35.20   37.06   37.06   38.99   34.11
Annual average    7.32    6.05    6.53    6.22    6.51    6.51    6.81    6.05
------------------------------------------------------------------------------
10 years        167.62  152.21  148.63  148.63  148.14  148.14  154.55  145.57
Annual average   10.34    9.69    9.54    9.54    9.51    9.51    9.79    9.40
------------------------------------------------------------------------------
Annual average
(life of fund)    9.64    9.54    8.59    8.59    8.82    8.82    8.87    8.81
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/02

                                       Lehman
                     S&P 500          Government              Consumer
                      Index          Credit Index           price index
------------------------------------------------------------------------------
6 months             -6.01%             3.02%                  0.11%
------------------------------------------------------------------------------
1 year              -16.15              7.49                   1.08
------------------------------------------------------------------------------
5 years              54.18             43.53                  11.42
Annual average        9.05              7.50                   2.19
------------------------------------------------------------------------------
10 years            238.94            106.29                  28.60
Annual average       12.98              7.51                   2.55
------------------------------------------------------------------------------
Annual average
(life of fund)         N/A               N/A                   3.97
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and class M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 1/31/02

                     Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                2               2               2             2
------------------------------------------------------------------------------
Income               $0.252          $0.188          $0.193        $0.210
------------------------------------------------------------------------------
Capital gains           --              --              --            --
------------------------------------------------------------------------------
  Total              $0.252          $0.188          $0.193        $0.210
------------------------------------------------------------------------------
Share value:       NAV     POP          NAV            NAV       NAV     POP
------------------------------------------------------------------------------
7/31/01          $17.24  $18.29       $17.07         $17.16    $17.08  $17.70
------------------------------------------------------------------------------
1/31/02           16.66   17.68        16.50          16.58     16.51   17.11
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend
rate 1             3.03%   2.85%        2.28%          2.34%     2.54%   2.45%
------------------------------------------------------------------------------
Current 30-day
SEC yield 2        2.69    2.54         1.94           1.94      2.19    2.07
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/5/37)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -1.09%  -6.79%  -1.48%  -6.35%  -1.44%  -2.42%  -1.29%  -4.76%
------------------------------------------------------------------------------
1 year            0.51   -5.28   -0.28   -5.15   -0.22   -1.20    0.03   -3.48
------------------------------------------------------------------------------
5 years          47.20   38.74   41.72   39.72   41.75   41.75   43.69   38.67
Annual average    8.04    6.77    7.22    6.92    7.23    7.23    7.52    6.76
------------------------------------------------------------------------------
10 years        165.58  150.29  146.72  146.72  146.27  146.27  152.53  143.73
Annual average   10.26    9.61    9.45    9.45    9.43    9.43    9.71    9.32
------------------------------------------------------------------------------
Annual average
(life of fund)    9.66    9.56    8.61    8.61    8.84    8.84    8.89    8.83
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Lehman Government Credit Index* is an unmanaged index of U.S.
fixed-income securities.

The S&P 500 Index* is an unmanaged index of common stock  performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Footnote reads:
*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2002 (Unaudited)

COMMON STOCKS (60.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
             71,500 Valassis Communications, Inc. (NON)                                              $    2,642,640

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------------------------
            205,400 Boeing Co. (The)                                                                      8,411,130
            439,500 Lockheed Martin Corp.                                                                23,280,303
            129,600 Northrop Grumman Corp.                                                               14,464,656
                                                                                                      -------------
                                                                                                         46,156,089

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
                220 PSF Holdings, LLC Class A                                                               352,400

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
            136,300 Delphi Automotive Systems Corp.                                                       1,947,727
            687,300 Ford Motor Co.                                                                       10,515,690
                                                                                                      -------------
                                                                                                         12,463,417

Banking (6.7%)
-------------------------------------------------------------------------------------------------------------------
            993,400 Bank of America Corp.                                                                62,614,002
            870,700 Bank of New York Company, Inc. (The)                                                 35,681,286
             38,500 Banknorth Group, Inc.                                                                   910,910
             20,300 BB&T Corp.                                                                              713,141
          1,207,990 Charter One Financial, Inc.                                                          35,973,942
            746,700 Comerica, Inc.                                                                       42,031,743
            176,000 FleetBoston Financial Corp.                                                           5,917,120
            125,100 M&T Bank Corp.                                                                        9,382,500
            372,700 Mellon Financial Corp.                                                               14,311,680
             80,800 Mercantile Bankshares Corp.                                                           3,525,304
            110,200 PNC Financial Services Group                                                          6,364,050
             68,000 Synovus Financial Corp.                                                               1,879,520
          2,884,698 U.S. Bancorp                                                                         60,059,412
            405,900 Wachovia Corp.                                                                       13,496,175
            512,600 Washington Mutual, Inc.                                                              17,592,432
          1,074,400 Wells Fargo & Co.                                                                    49,841,416
            131,100 Zions Bancorporation                                                                  6,597,478
                                                                                                      -------------
                                                                                                        366,892,111

Beverage (1.7%)
-------------------------------------------------------------------------------------------------------------------
            287,600 Anheuser-Busch Companies, Inc.                                                       13,594,852
             80,250 Brown-Forman Corp. Class B                                                            5,256,375
            600,200 Coca-Cola Co. (The)                                                                  26,258,750
            448,900 Coca-Cola Enterprises, Inc.                                                           7,294,625
            625,300 Fortune Brands, Inc.                                                                 25,468,469
            671,000 Pepsi Bottling Group, Inc. (The)                                                     15,466,550
                                                                                                      -------------
                                                                                                         93,339,621

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
             46,600 Clear Channel Communications, Inc. (NON)                                              2,145,464

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
            190,900 Comcast Corp. Class A (NON)                                                           6,773,132

Capital Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
            162,900 Eaton Corp.                                                                          11,986,182

Chemicals (1.2%)
-------------------------------------------------------------------------------------------------------------------
            304,900 Avery Dennison Corp.                                                                 18,141,550
            232,000 Dow Chemical Co. (The)                                                                6,853,280
            211,000 E.I. du Pont de Nemours & Co.                                                         9,319,870
            380,400 Engelhard Corp.                                                                      10,597,944
            354,200 PPG Industries, Inc.                                                                 17,210,578
             77,700 Rohm & Haas Co.                                                                       2,857,806
                                                                                                      -------------
                                                                                                         64,981,028

Coal (0.2%)
-------------------------------------------------------------------------------------------------------------------
            218,500 Arch Coal, Inc.                                                                       4,348,150
            295,500 Peabody Energy Corp.                                                                  7,490,925
                                                                                                      -------------
                                                                                                         11,839,075

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            131,000 ServiceMaster Co. (The)                                                               1,862,820

Computers (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,044,800 Compaq Computer Corp.                                                                37,603,280
            543,600 Dell Computer Corp. (NON)                                                            14,943,564
          1,697,600 Hewlett-Packard Co.                                                                  37,533,936
            387,900 IBM Corp.                                                                            41,850,531
            191,400 Lexmark International, Inc. (NON)                                                    10,632,270
            149,500 NCR Corp. (NON)                                                                       6,359,730
                                                                                                      -------------
                                                                                                        148,923,311

Conglomerates (1.2%)
-------------------------------------------------------------------------------------------------------------------
              5,760 Berkshire Hathaway, Inc. Class B (NON)                                               14,129,280
            335,700 Cooper Industries, Inc.                                                              12,219,480
            271,700 General Electric Co.                                                                 10,093,655
            181,800 Honeywell International, Inc.                                                         6,110,298
            720,500 Tyco International, Ltd. (Bermuda)                                                   25,325,575
                                                                                                      -------------
                                                                                                         67,878,288

Consumer Finance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            201,300 Household International, Inc.                                                        10,314,612
            199,900 Providian Financial Corp.                                                               769,615
                                                                                                      -------------
                                                                                                         11,084,227

Consumer Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
             60,900 Colgate-Palmolive Co.                                                                 3,480,435
            252,000 Kimberly-Clark Corp.                                                                 15,195,600
                                                                                                      -------------
                                                                                                         18,676,035

Electric Utilities (3.2%)
-------------------------------------------------------------------------------------------------------------------
            700,320 Cinergy Corp.                                                                        22,620,336
            235,500 Constellation Energy Group, Inc.                                                      6,641,100
             66,600 Dominion Resources, Inc.                                                              3,920,742
            473,492 DPL, Inc.                                                                            11,013,424
             28,300 DTE Energy Co.                                                                        1,160,300
            173,000 Duke Energy Corp.                                                                     6,032,510
            206,100 Edison International                                                                  3,184,245
            797,000 Entergy Corp.                                                                        32,820,460
            364,400 FirstEnergy Corp.                                                                    13,555,680
             45,400 FPL Group, Inc.                                                                       2,433,894
            274,900 Northeast Utilities                                                                   4,978,439
            152,300 PG&E Corp.                                                                            3,274,450
            325,000 PPL Corp.                                                                            10,952,500
            629,930 Progress Energy, Inc.                                                                27,527,941
            914,600 Reliant Energy, Inc.                                                                 22,938,168
                                                                                                      -------------
                                                                                                        173,054,189

Electronics (1.6%)
-------------------------------------------------------------------------------------------------------------------
             57,400 Avnet, Inc.                                                                           1,529,710
          1,424,600 Intel Corp.                                                                          49,917,984
          1,444,100 Motorola, Inc.                                                                       19,220,971
            853,600 Solectron Corp. (NON)                                                                10,004,192
            132,280 W.W. Grainger, Inc.                                                                   7,182,804
                                                                                                      -------------
                                                                                                         87,855,661

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------
             51,400 Baker Hughes, Inc.                                                                    1,809,280
            227,100 Schlumberger, Ltd.                                                                   12,806,169
                                                                                                      -------------
                                                                                                         14,615,449

Financial (3.6%)
-------------------------------------------------------------------------------------------------------------------
            375,400 American Express Co.                                                                 13,458,090
          2,700,900 Citigroup, Inc.                                                                     128,022,660
          1,684,270 Contifinacial Corp. Liquidating Trust units                                              84,214
            468,300 Fannie Mae                                                                           37,908,885
            302,600 Freddie Mac                                                                          20,310,512
                                                                                                      -------------
                                                                                                        199,784,361

Food (0.9%)
-------------------------------------------------------------------------------------------------------------------
            325,200 General Mills, Inc.                                                                  16,113,660
            334,550 H.J. Heinz Co.                                                                       13,850,370
            456,900 Kraft Foods, Inc. Class A                                                            16,932,714
                                                                                                      -------------
                                                                                                         46,896,744

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
              1,733 Fitzgerald Gaming Corp. (NON)                                                                17

Health Care (0.2%)
-------------------------------------------------------------------------------------------------------------------
            254,220 HCA, Inc.                                                                            10,804,350

Health Care Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
            516,600 Anthem, Inc. (NON)                                                                   27,483,120
            416,300 CIGNA Corp.                                                                          38,299,600
              3,596 Genesis Health Ventures, Inc.                                                            57,536
            262,500 McKesson Corp.                                                                       10,106,250
                                                                                                      -------------
                                                                                                         75,946,506

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
             90,900 Newell Rubbermaid, Inc.                                                               2,509,749

Insurance (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,032,700 ACE, Ltd. (Bermuda)                                                                  40,120,395
            124,900 AMBAC Financial Group, Inc.                                                           7,450,285
            270,600 American International Group, Inc.                                                   20,064,990
             75,200 Chubb Corp. (The)                                                                     5,027,120
            147,600 Hartford Financial Services Group, Inc. (The)                                         9,769,644
             52,400 MBIA, Inc.                                                                            2,823,312
            105,800 PMI Group, Inc. (The)                                                                 7,464,190
            331,500 Radian Group, Inc.                                                                   14,884,350
             84,800 UnumProvident Corp.                                                                   2,399,840
            452,900 XL Capital, Ltd. Class A (Bermuda)                                                   39,909,548
                                                                                                      -------------
                                                                                                        149,913,674

Investment Banking/Brokerage (2.5%)
-------------------------------------------------------------------------------------------------------------------
            141,600 Goldman Sachs Group, Inc. (The)                                                      12,316,368
          1,353,000 JPMorgan Chase & Co.                                                                 46,069,650
            111,400 Lehman Brothers Holdings, Inc.                                                        7,215,378
            598,000 Merrill Lynch & Company, Inc.                                                        30,486,040
            772,300 Morgan Stanley Dean Witter & Co.                                                     42,476,500
                                                                                                      -------------
                                                                                                        138,563,936

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,154,802 Cendant Corp. (NON)                                                                  20,185,939
            343,400 Marriott International, Inc. Class A                                                 14,003,852
            185,600 Royal Caribbean Cruises, Ltd.                                                         3,351,936
                                                                                                      -------------
                                                                                                         37,541,727

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            208,500 Ingersoll-Rand Co. Class A (Bermuda)                                                  9,221,955
            272,200 Parker-Hannifin Corp.                                                                13,348,688
                                                                                                      -------------
                                                                                                         22,570,643

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
             63,800 Illinois Tool Works, Inc.                                                             4,554,044

Media (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,579,100 Liberty Media Corp. Class A (NON)                                                    20,528,300
            328,500 USA Networks, Inc. (NON)                                                              9,391,815
          1,816,676 Walt Disney Co. (The)                                                                38,259,197
                                                                                                      -------------
                                                                                                         68,179,312

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
            182,900 Pall Corp.                                                                            4,217,674
            275,940 Zimmer Holdings, Inc. (NON)                                                           8,976,328
                                                                                                      -------------
                                                                                                         13,194,002

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            149,430 Alcoa, Inc.                                                                           5,357,066
            155,600 Freeport-McMoRan Copper & Gold, Inc.                                                  2,419,580
                    Class B (NON)                                                                     -------------
                                                                                                          7,776,646


Natural Gas Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
            745,400 Dynegy, Inc. Class A                                                                 17,777,790
            240,000 El Paso Corp.                                                                         9,108,000
            105,500 National Fuel Gas Co.                                                                 2,415,950
            411,500 NiSource, Inc.                                                                        8,559,200
             67,500 Williams Companies, Inc. (The)                                                        1,193,400
                                                                                                      -------------
                                                                                                         39,054,340

Oil & Gas (5.6%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Anadarko Petroleum Corp.                                                              5,895,600
             76,100 Chevron Texaco Corp.                                                                  6,377,180
            441,620 Conoco, Inc.                                                                         12,436,019
            213,200 Devon Energy Corp.                                                                    7,935,304
          2,630,722 Exxon Mobil Corp.                                                                   102,729,694
            216,700 Marathon Oil Corp.                                                                    6,078,435
            451,328 Phillips Petroleum Co.                                                               26,389,148
          1,962,450 Royal Dutch Petroleum Co. (Netherlands)                                              98,063,627
            246,100 TotalFinaElf SA ADR (France)                                                         17,315,596
            635,600 Unocal Corp.                                                                         22,214,220
             43,000 Valero Energy Corp.                                                                   1,975,420
                                                                                                      -------------
                                                                                                        307,410,243

Paper & Forest Products (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,276,300 Abitibi-Consolidated, Inc.
                    (Toronto Exchange) (Canada)                                                          10,210,400
            920,700 Abitibi-Consolidated, Inc. (Canada)                                                   7,420,842
            163,900 Boise Cascade Corp.                                                                   5,834,840
            597,800 International Paper Co.                                                              24,976,084
          1,173,900 Smurfit-Stone Container Corp. (NON)                                                  18,559,359
            377,200 Sonoco Products Co.                                                                  10,014,660
             90,700 Weyerhaeuser Co.                                                                      5,289,624
                                                                                                      -------------
                                                                                                         82,305,809

Pharmaceuticals (5.3%)
-------------------------------------------------------------------------------------------------------------------
            146,700 Abbott Laboratories                                                                   8,464,590
          1,193,000 Bristol-Myers Squibb Co.                                                             54,126,410
            783,500 Johnson & Johnson                                                                    45,059,085
          1,535,400 Merck & Company, Inc.                                                                90,864,972
          1,244,000 Pfizer, Inc.                                                                         51,837,480
            362,273 Pharmacia Corp.                                                                      14,672,057
            727,700 Schering-Plough Corp.                                                                23,562,926
                                                                                                      -------------
                                                                                                        288,587,520

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            152,360 Tribune Co.                                                                           5,663,221

Railroads (0.8%)
-------------------------------------------------------------------------------------------------------------------
             98,600 CSX Corp.                                                                             3,944,000
            622,300 Union Pacific Corp.                                                                  38,613,715
                                                                                                      -------------
                                                                                                         42,557,715

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
            404,400 Archstone-Smith Trust                                                                10,061,472
            296,900 Boston Properties, Inc. (R)                                                          10,878,416
            329,720 Equity Office Properties Trust (R)                                                    9,492,639
            816,600 Equity Residential Properties Trust (R)                                              21,868,548
                                                                                                      -------------
                                                                                                         52,301,075

Regional Bells (2.7%)
-------------------------------------------------------------------------------------------------------------------
            923,900 BellSouth Corp.                                                                      36,956,000
          1,552,800 SBC Communications, Inc.                                                             58,152,360
          1,193,400 Verizon Communications, Inc.                                                         55,314,090
                                                                                                      -------------
                                                                                                        150,422,450

Restaurants (0.9%)
-------------------------------------------------------------------------------------------------------------------
                100 AmeriKing, Inc. (NON)                                                                         1
            274,800 Darden Restaurants, Inc.                                                             11,321,760
          1,337,900 McDonald's Corp.                                                                     36,364,122
             62,200 Tricon Global Restaurants, Inc. (NON)                                                 3,470,760
                                                                                                      -------------
                                                                                                         51,156,643

Retail (1.7%)
-------------------------------------------------------------------------------------------------------------------
            226,700 Federated Department Stores, Inc. (NON)                                               9,435,254
            786,800 J.C. Penney Co., Inc.                                                                19,567,716
            511,800 Kroger Co. (NON)                                                                     10,543,080
          1,204,700 Limited, Inc. (The)                                                                  22,347,185
             96,200 May Department Stores Co.                                                             3,540,160
            128,900 Office Depot, Inc. (NON)                                                              2,120,405
            298,200 Rite Aid Corp. (NON)                                                                    709,716
             99,100 Safeway, Inc. (NON)                                                                   4,008,595
            379,300 Staples, Inc. (NON)                                                                   6,910,846
            368,900 TJX Companies, Inc. (The)                                                            15,250,326
                                                                                                      -------------
                                                                                                         94,433,283

Software (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,135,800 BMC Software, Inc. (NON)                                                             20,069,586
            124,600 Computer Associates International, Inc.                                               4,293,716
                                                                                                      -------------
                                                                                                         24,363,302

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            203,100 Flextronics International, Ltd. (Singapore) (NON)                                     4,508,820

Technology Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            212,800 Automatic Data Processing, Inc.                                                      11,491,200
            449,200 Convergys Corp. (NON)                                                                14,235,148
          1,383,000 KPMG Consulting, Inc. (NON)                                                          22,957,800
            335,800 Unisys Corp. (NON)                                                                    4,197,500
                                                                                                      -------------
                                                                                                         52,881,648

Telecommunications (1.3%)
-------------------------------------------------------------------------------------------------------------------
            114,900 ALLTEL Corp.                                                                          6,374,652
            145,645 AT&T Wireless Services, Inc. (NON)                                                    1,674,918
            272,600 Citizens Communications Co. (NON)                                                     2,728,726
          2,073,500 Qwest Communications International, Inc.                                             21,771,750
          1,114,700 Sprint Corp. (FON Group)                                                             19,730,190
          1,654,200 WorldCom, Inc.-WorldCom Group (NON)                                                  16,624,710
                                                                                                      -------------
                                                                                                         68,904,946

Tobacco (1.7%)
-------------------------------------------------------------------------------------------------------------------
            114,000 Loews Corp. - Carolina Group (NON)                                                    3,192,000
          1,775,400 Philip Morris Companies, Inc.                                                        88,965,294
                                                                                                      -------------
                                                                                                         92,157,294

Waste Management (0.8%)
-------------------------------------------------------------------------------------------------------------------
            874,600 Republic Services, Inc. (NON)                                                        15,218,040
            954,600 Waste Management, Inc.                                                               27,511,571
                                                                                                      -------------
                                                                                                         42,729,611
                                                                                                      -------------
                     Total Common Stocks (cost $3,179,318,291)                                       $3,321,194,770

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (16.4%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
$           788,557 8 3/4s, with due dates from May 1, 2009 to
                    June 1, 2009                                                                     $      840,365
         70,199,978 7s, with due dates from February 1, 2015 to
                    October 1, 2016                                                                      72,919,525
                    Federal National Mortgage Association
         92,016,000 TBA, 6 1/2s, February 1, 2032                                                        92,562,575
         98,900,000 TBA, 6 1/2s, February 1, 2017                                                       101,279,534
         53,640,000 TBA, 6s, February 1, 2032                                                            52,768,350
            332,000 TBA, 6s, January 1, 2032                                                                325,568
          9,880,000 TBA, 6s, February 1, 2017                                                             9,944,813
                    Federal National Mortgage Association
                    Pass-Through Certificates
             67,521 11s, with due dates from October 1, 2015 to
                    March 1, 2016                                                                            75,921
             50,445 8 3/4s, July 1, 2009                                                                     53,894
          9,244,223 8s, with due dates from August 1, 2026 to
                    June 1, 2028                                                                          9,840,335
         62,879,299 7 1/2s, with due dates from September 1, 2028 to
                    August 1, 2031                                                                       65,285,181
        102,039,309 7s, with due dates from August 1, 2022 to
                    January 1, 2032                                                                     104,547,475
            547,770 7s, with due dates from November 1, 2014 to
                    December 1, 2014                                                                        568,865
        223,080,329 6 1/2s, with due dates from July 1, 2010 to
                    December 1, 2031                                                                    224,647,262
         17,142,797 6s, with due dates from May 1, 2029 to
                    January 1, 2032                                                                      16,891,755
            843,090 5 1/2s, August 15, 2014                                                                 840,366
                    Government National Mortgage Association
                    Pass-Through Certificates
                668 15s, September 15, 2011                                                                     798
         56,871,828 8s, with due dates from January 15, 2022 to
                    December 15, 2027                                                                    60,427,548
          6,001,267 7 1/2s, with due dates from August 15, 2029 to
                    January 15, 2030                                                                      6,269,344
             10,427 7 1/2s, September 15, 2005                                                               10,929
                    Government National Mortgage Association
                    Pass-Through Certificates
         26,935,503 7s, with due dates from January 15, 2023 to
                    December 15, 2028                                                                    27,864,605
         50,970,628 6 1/2s, with due dates from September 15, 2024
                    to November 15, 2031                                                                 51,617,478
                                                                                                      -------------
                                                                                                        899,582,486

U.S. Treasury Obligations (3.7%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          9,630,000 8s, November 15, 2021                                                                12,270,739
         30,390,000 6 1/8s, August 15, 2029 (SEG)                                                        32,503,017
          9,795,000 6s, February 15, 2026                                                                10,185,233
         10,260,000 5 3/8s, February 15, 2031                                                            10,171,867
                    U.S. Treasury Notes
         32,710,000 7s, July 15, 2006                                                                    36,170,064
         50,855,000 6 5/8s, May 15, 2007                                                                 55,757,931
         27,085,000 3 1/2s, November 15, 2006                                                            26,077,709
         22,700,000 3 1/4s, December 31, 2003                                                            22,767,419
                                                                                                      -------------
                                                                                                        205,903,979
                                                                                                      -------------
                    Total U.S. Government and Agency
                    Obligations (cost $1,104,103,486)                                                $1,105,486,465

CORPORATE BONDS AND NOTES (12.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
$         7,230,000 Boeing Co. (The) debs. 6 5/8s, 2038                                              $    6,799,454
          5,720,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              6,850,730
          2,890,000 Raytheon Co. notes 8.3s, 2010                                                         3,198,970
          8,385,000 Raytheon Co. notes 6.15s, 2008                                                        8,282,535
          2,250,000 Sequa Corp. sr. notes 9s, 2009                                                        2,182,500
                                                                                                      -------------
                                                                                                         27,314,189

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,276,896 Continental Airlines, Inc. pass through certificates
                    Ser. 974C, 6.8s, 2009                                                                 1,800,820
         11,885,000 Continental Airlines, Inc. pass-through certificates
                    Ser. 98-2, 6.32s, 2008                                                               10,280,168
          6,053,370 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               5,030,290
          1,690,000 Northwest Airlines, Inc. company guaranty
                    8.7s, 2007                                                                            1,470,300
          1,310,000 Northwest Airlines, Inc. company guaranty
                    8.52s, 2004                                                                           1,218,300
            385,000 US Air, Inc. pass-through certificates Ser. 93A2,
                    9 5/8s, 2003                                                                            300,300
                                                                                                      -------------
                                                                                                         20,100,178

Automotive (0.4%)
-------------------------------------------------------------------------------------------------------------------
          5,070,000 DaimlerChrysler Corp. company guaranty
                    8 1/2s, 2031                                                                          5,566,353
          2,560,000 Dana Corp. 144A sr. notes 9s, 2011                                                    2,329,600
         10,375,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     8,784,616
          4,310,000 Ford Motor Co. notes 7.45s, 2031                                                      4,027,221
            180,000 Hayes Lemmerz International, Inc. company
                    guaranty Ser. B, 9 1/8s, 2007 (In default) (NON)                                          7,200
            520,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         532,043
          3,070,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  3,129,619
                                                                                                      -------------
                                                                                                         24,376,652

Banking (2.1%)
-------------------------------------------------------------------------------------------------------------------
         19,110,000 Bank of America Corp. sub. notes 7.4s, 2011                                          20,528,344
         10,165,000 Bank One Corp. notes 6s, 2008                                                        10,226,092
         10,470,000 Bank United Corp. notes Ser. A, 8s, 2009                                             11,394,710
          4,250,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                              4,217,148
         11,255,000 Citicorp sub. notes 6 3/8s, 2008                                                     11,519,267
            120,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   127,476
          5,505,000 Colonial Bank sub. notes 8s, 2009                                                     5,418,351
          4,050,000 Dime Capital Trust I bank guaranty Ser. A,
                    9.33s, 2027                                                                           4,401,864
          2,035,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                         2,090,474
          3,655,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                3,647,215
            185,000 Imperial Bank sub. notes 8 1/2s, 2009                                                   205,689
          1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   1,519,558
          3,130,000 National City Corp. sub. notes 7.2s, 2005                                             3,345,907
          4,975,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     5,285,689
          3,240,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                        3,187,512
         11,995,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                        11,676,173
          5,800,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                       5,838,454
          2,590,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       2,823,100
          4,595,000 Wachovia Corp. notes 4.95s, 2006                                                      4,527,086
          2,910,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        2,668,994
                                                                                                      -------------
                                                                                                        114,649,103

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
          7,300,000 Pepsi Bottling Group, Inc. (The) sr. notes
                    Ser. B, 7s, 2029                                                                      7,777,201

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
          2,140,000 British Sky Broadcasting PLC company guaranty
                    8.2s, 2009 (United Kingdom)                                                           2,189,284
            335,000 News America Holdings, Inc. debs. 7.7s, 2025                                            328,367
                                                                                                      -------------
                                                                                                          2,517,651

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 CSC Holdings, Inc. sr. sub. debs. 9 7/8s, 2013                                        4,462,500
            720,000 NTL Communications Corp. sr. notes Ser. B,
                    11 7/8s, 2010                                                                           255,600
                                                                                                      -------------
                                                                                                          4,718,100

Chemicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,755,000 Equistar Chemicals LP/Equistar Funding
                    Corp. company guaranty 10 1/8s, 2008                                                  2,713,675
            130,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           137,150
            350,000 IMC Global, Inc. company guaranty Ser. B,
                    10 7/8s, 2008                                                                           376,068
          1,850,000 Lyondell Petrochemical Co. notes Ser. A,
                    9 5/8s, 2007                                                                          1,845,375
          1,920,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                          1,862,400
            500,000 Millenium America, Inc. company guaranty
                    9 1/4s, 2008                                                                            518,750
            960,000 Millenium America, Inc. company guaranty
                    7s, 2006                                                                                915,437
          4,195,000 Rohm & Haas Co. notes 7.4s, 2009                                                      4,488,482
                                                                                                      -------------
                                                                                                         12,857,337

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            711,000 Unicco Service Co. company guaranty
                    Ser. B, 9 7/8s, 2007                                                                    675,450

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                            2,002,500

Conglomerates (0.3%)
-------------------------------------------------------------------------------------------------------------------
         17,280,000 TRAINS 5-2002 144A sec. notes FRN
                    5.996s, 2007                                                                         17,764,186

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,505,000 IBM Corp. deb. 7 1/8s, 2096                                                           5,647,524

Consumer Finance (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Capital One Financial Corp. notes 7 1/4s, 2006                                        1,335,475
          1,000,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      300,000
          3,385,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                            3,362,253
          1,160,000 Ford Motor Credit Corp. notes 7.6s, 2005                                              1,188,780
         10,000,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                           10,004,100
          9,635,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                            9,472,056
          2,195,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          2,014,439
          5,075,000 General Motors Acceptance Corp. notes
                    Ser. MTN, 5.36s, 2004                                                                 5,053,178
          2,920,000 Household Finance Corp. notes 6 1/2s, 2008                                            2,882,215
          3,300,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       3,118,203
                                                                                                      -------------
                                                                                                         38,730,699

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,840,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     4,002,432
          2,050,000 Avista Corp. sr. notes 9 3/4s, 2008                                                   2,119,495
          5,405,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    5,394,568
              5,000 CMS Energy Corp. pass-through certificates
                    7s, 2005                                                                                  4,855
          2,200,000 CMS Energy Corp. sr. notes 7 5/8s, 2004                                               2,216,874
            100,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         100,001
          7,330,000 DPL, Inc. 144A bonds 8 1/8s, 2031                                                     7,115,751
          9,120,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                          9,091,819
          1,340,000 Mission Energy Holding Co. sec. notes
                    13 1/2s, 2008                                                                         1,487,400
            551,974 Northeast Utilities notes Ser. A, 8.58s, 2006                                           587,295
          1,509,821 Northeast Utilities notes Ser. B, 8.38s, 2005                                         1,577,219
          2,060,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,144,769
          6,435,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      6,518,091
                                                                                                      -------------
                                                                                                         42,360,569

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Pride Petroleum Services, Inc. sr. notes
                    9 3/8s, 2007                                                                          2,100,000
          7,270,000 Transocean Sedco Forex, Inc. notes
                    6 5/8s, 2011                                                                          7,168,002
                                                                                                      -------------
                                                                                                          9,268,002

Financial (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,275,000 Ace INA Holdings, Inc. company guaranty
                    8.3s, 2006                                                                            4,647,566
          2,640,000 American General Institute 144A company
                    guaranty 8 1/8s, 2046                                                                 2,988,480
          3,770,000 Associates Corp. sr. notes 6 1/4s, 2008                                               3,899,801
          3,165,000 Associates First Capital Corp. debs.
                    6.95s, 2018                                                                           3,297,360
          3,500,000 Associates First Capital Corp. sub. debs.
                    8.15s, 2009                                                                           3,889,620
          5,665,000 Conseco Financing Trust II company guaranty
                    8.7s, 2026                                                                            1,699,500
            620,000 Fairfax Financial Holdings, Ltd. notes
                    6 7/8s, 2008 (Canada)                                                                   437,410
         20,475,000 Fannie Mae bonds 7 1/4s, 2030                                                        23,111,156
         17,545,000 Fannie Mae notes Ser. B, 7 1/4s, 2010                                                19,480,389
          6,905,000 Liberty Mutual Insurance 144A notes
                    7.697s, 2097                                                                          5,357,728
          3,280,000 Markel Capital Trust I company guaranty
                    Ser. B, 8.71s, 2046                                                                   2,211,934
          4,900,000 Metlife, Inc. sr. notes 5 1/4s, 2006                                                  4,911,149
          9,580,000 Principal Financial Group AU 144A notes
                    7.95s, 2004 (Australia)                                                              10,277,999
         10,345,000 Sun Life Canada Capital Trust 144A company
                    guaranty 8.526s, 2049                                                                10,825,732
            4,920,00TIG Capital Trust I 144A bonds 8.597s, 2027                                           2,755,200
            310,000 Willis Corroon Corp. 144A company
                    guaranty 9s, 2009                                                                       320,850
                                                                                                      -------------
                                                                                                        100,111,874

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
          8,775,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                  8,594,147

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,145,000 International Game Technology sr. notes
                    8 3/8s, 2009                                                                          2,273,700
          1,160,000 International Game Technology sr. notes
                    7 7/8s, 2004                                                                          1,206,400
          1,270,000 Mandalay Resort Group sr. sub. notes
                    Ser. B, 10 1/4s, 2007                                                                 1,352,550
            490,000 MGM Mirage, Inc. company guaranty
                    9 3/4s, 2007                                                                            523,075
            930,000 MGM Mirage, Inc. company guaranty
                    8 3/8s, 2011                                                                            940,463
            910,000 Mohegan Tribal Gaming Authority sr. notes
                    8 1/8s, 2006                                                                            928,200
            320,000 Mohegan Tribal Gaming Authority sr. sub. notes
                    8 3/4s, 2009                                                                            331,200
            390,000 Mohegan Tribal Gaming Authority sr. sub. notes
                    8 3/8s, 2011                                                                            395,850
            640,000 Park Place Entertainment Corp. sr. notes
                    7 1/2s, 2009                                                                            620,017
          3,100,000 Park Place Entertainment Corp. sr. sub. notes
                    9 3/8s, 2007                                                                          3,274,375
                                                                                                      -------------
                                                                                                         11,845,830

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
            930,000 HCA, Inc. deb. 7.19s, 2015                                                              913,725
             75,000 HCA, Inc. med. term notes 8.85s, 2007                                                    81,000
          1,220,000 HCA, Inc. med. term notes 8.7s, 2010                                                  1,293,200
             60,000 HCA, Inc. notes 7 1/4s, 2008                                                             61,200
            530,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/2s, 2007 (In default) (NON)                                                      53
            280,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/4s, 2008 (In default) (NON)                                                      28
          1,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                  12,800
            260,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero %
                    (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                                         1,300
          1,388,000 Multicare Companies, Inc. sr. sub. notes
                    9s, 2007 (In default) (NON)                                                                 139
            140,000 Tenet Healthcare Corp. sr. notes Ser. B,
                    8 1/8s, 2008                                                                            149,598
                                                                                                      -------------
                                                                                                          2,513,043

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,710,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           2,743,875

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,120,000 Goldman Sachs Group, Inc (The) notes
                    Ser. B, 7.35s, 2009                                                                   5,432,064
          5,100,000 Merrill Lynch & Company, Inc. notes
                    Ser. B, 5.36s, 2007                                                                   5,104,080
          4,445,000 Morgan Stanley Dean Witter & Co. sr. notes
                    6 3/4s, 2011                                                                          4,577,861
                                                                                                      -------------
                                                                                                         15,114,005

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 Felcor Lodging LP company guaranty
                    9 1/2s, 2008 (R)                                                                      1,452,500
          2,160,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                2,173,934
          4,670,000 HMH Properties, Inc. company guaranty
                    Ser. B, 7 7/8s, 2008                                                                  4,529,900
                                                                                                      -------------
                                                                                                          8,156,334

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          9,915,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                            9,958,031

Media (0.2%)
-------------------------------------------------------------------------------------------------------------------
         10,200,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                             10,545,474

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,835,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          2,799,563
             90,550 Anker Coal Group, Inc. company guaranty
                    Ser. B, 14 1/4s, 2007 (PIK)                                                              38,937
                                                                                                      -------------
                                                                                                          2,838,500

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          7,610,000 Nisource Finance Corp. company guaranty
                    7 7/8s, 2010                                                                          7,848,421

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,820,000 Conoco Funding Co. company guaranty
                    6.35s, 2011                                                                           3,892,351
          5,800,000 Conoco Funding Co. company guaranty
                    5.45s, 2006                                                                           5,832,538
          1,540,000 El Paso Energy Partners L.P. company guaranty
                    Ser. B, 8 1/2s, 2011                                                                  1,565,025
          3,260,000 Leviathan Gas Corp. company guaranty
                    Ser. B, 10 3/8s, 2009                                                                 3,467,825
          7,465,000 Louis Dreyfus Natural Gas Corp. notes
                    6 7/8s, 2007                                                                          7,699,177
            660,000 Newfield Exploration Co. sr. notes
                    7 5/8s, 2011                                                                            646,800
            630,000 Ocean Energy, Inc. company guaranty
                    Ser. B, 8 3/8s, 2008                                                                    659,749
          9,590,000 Occidental Petroleum, Corp. 144A Structured
                    Notes 6.019s, 2004 (issued by STEERS
                    Credit Trust 2001)                                                                    9,829,750
          6,155,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             7,199,811
            640,000 Pioneer Natural Resources Co. company
                    guaranty 9 5/8s, 2010                                                                   710,400
          1,680,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                         1,705,200
          6,020,000 Union Oil Company of California company
                    guaranty 7 1/2s, 2029                                                                 6,239,790
          2,425,000 Union Pacific Resources Group, Inc. notes
                    7.3s, 2009                                                                            2,537,447
                                                                                                      -------------
                                                                                                         51,985,863

Paper & Forest Products (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,310,000 Boise Cascade Corp. notes 7 1/2s, 2008                                                1,319,825
          1,490,000 Georgia-Pacific Corp. notes 8 7/8s, 2031                                              1,326,741
            790,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          825,550
                                                                                                      -------------
                                                                                                          3,472,116

Power Producers (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,070,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                5,288,488
          1,300,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                  1,059,500
          4,290,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                  3,474,900
            460,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    377,200
            200,000 Mirant Americas Generation, Inc. sr. notes
                    8.3s, 2011                                                                              178,000
            737,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands) (In default) (NON)                                                     692,780
                                                                                                      -------------
                                                                                                         11,070,868

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
          2,010,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                          1,869,300

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,705,000 Burlington Northern Santa Fe Corp. notes
                    7 1/8s, 2010                                                                          7,061,103

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,850,000 Simon Property Group LP 144A notes
                    6 3/8s, 2007                                                                          5,786,294
          2,575,000 Tanger Properties, Ltd. company guaranty
                    7 7/8s, 2004                                                                          2,497,750
                                                                                                      -------------
                                                                                                          8,284,044

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,060,000 Tricon Global Restaurants, Inc. sr. notes
                    8 7/8s, 2011                                                                          1,123,600
          2,240,000 Tricon Global Restaurants, Inc. sr. notes
                    7.65s, 2008                                                                           2,251,200
                                                                                                      -------------
                                                                                                          3,374,800

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
            560,000 Dillards, Inc. notes 6.43s, 2004                                                        501,771
          1,555,000 J.C. Penney Co., Inc. notes 7.6s, 2007                                                1,485,025
            695,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                              649,269
          1,710,000 Southland Corp. sr. sub. debs. 5s, 2003                                               1,638,129
                                                                                                      -------------
                                                                                                          4,274,194

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             11,184 Aran Shipping & Trading SA notes
                    8.3s, 2004 (Greece)                                                                       5,592

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Telehub Communications Corp. company
                    guaranty 13 7/8s, 2005 (In default) (NON)                                                    28

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
            450,000 Flextronics International, Ltd. sr. sub. notes
                    9 7/8s, 2010 (Singapore)                                                                486,000
            330,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             226,050
            300,000 Lucent Technologies, Inc. notes 7 1/4s, 2006                                            264,000
                                                                                                      -------------
                                                                                                            976,050

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Xerox Cap Europe PLC company guaranty
                    5 7/8s, 2004 (United Kingdom)                                                           208,150
            350,000 Xerox Corp. notes 5 1/2s, 2003                                                          322,000
            580,000 Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                  529,250
          3,030,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                               2,848,200
                                                                                                      -------------
                                                                                                          3,907,600

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,485,000 Calpoint Receivable Structured Trust 2001
                    144A bonds 7.44s, 2006                                                                5,392,358
          4,290,000 Cingular Wireless 144A notes 5 5/8s, 2006                                             4,304,758
          9,690,000 France Telecom 144A notes 7 3/4s, 2011 (France)                                      10,346,594
          9,515,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                      10,187,615
         13,765,000 Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                       13,656,257
          9,780,000 WorldCom, Inc.-WorldCom Group notes
                    7 1/2s, 2011                                                                          9,567,578
                                                                                                      -------------
                                                                                                         53,455,160

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            255,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004
                    (In default) (NON)                                                                       56,100
            530,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              528,675
                                                                                                      -------------
                                                                                                            584,775

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,360,000 Philip Morris Companies, Inc. notes
                    7 1/4s, 2003                                                                          4,498,648
          2,925,000 Philip Morris Companies, Inc. notes
                    7 1/8s, 2004                                                                          3,082,043
                                                                                                      -------------
                                                                                                          7,580,691

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            590,000 Hasbro, Inc. notes 6.15s, 2008                                                          536,900

Waste Management (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,294,000 Browning-Ferris deb. 7.4s, 2035                                                       5,003,730
          2,250,000 Waste Management, Inc. notes 6 5/8s, 2002                                             2,284,515
                                                                                                      -------------
                                                                                                          7,288,245

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,960,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          3,128,400
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $684,232,063)                                                              $  679,884,604

COLLATERALIZED MORTGAGE OBLIGATIONS (3.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        52,217,000 Amortizing Residential Collateral Trust
                    Ser. 01-BC6, Class AIO, Interest Only (IO),
                    6s, 2004                                                                         $    4,063,135
          2,414,189 Arc Net Interest Margin Trust FRN Ser. 01-5A,
                    Class A, 9.76s, 2008                                                                  2,408,153
            518,988 Arc Net Interest Margin Trust 144A Ser. 01-6A,
                    Class A, 7 1/4s, 2031                                                                   513,798
         11,367,276 Banc of America Commercial Mortgage, Inc.
                    Ser. 01-PB1, Class XC, IO, 0.833s, 2035                                                 486,661
          2,346,016 Chase Commercial Mortgage Securities Corp.
                    Ser. 98-1, Class A1, 6.34s, 2006                                                      2,442,790
        105,249,686 Commercial Mortgage Asset Trust Ser. 99-C1,
                    Class X, IO, 0.92s, 2020                                                              6,134,083
                    Countrywide Home Loan
          5,768,800 Ser. 98-A12, Class A14, 8s, 2028                                                      6,098,703
          4,920,000 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     4,954,594
          6,795,000 Countrywide Mortgage Backed Securities, Inc.
                    Ser. 93-C, Class A8, 6 1/2s, 2024                                                     6,735,680
         12,260,000 Criimi Mae Commercial Mortgage Trust
                    Ser. 98-C1, Class A2, 7s, 2011                                                       12,374,938
          4,850,000 Criimi Mae Commercial Mortgage Trust 144A
                    Ser. 98-C1, Class B, 7s, 2011                                                         4,344,539
                    CS First Boston Mortgage Securities Corp.
          3,114,000 Ser. 1999-C1, Class E, 7.928s, 2009                                                   3,324,541
          3,094,932 Ser. 01-CK3, Class A1, 5.26s, 2006                                                    3,163,742
                    Fannie Mae
              4,501 Ser. 92-15, Class L, IO, 10.376s, 2022                                                  116,665
         14,673,563 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                   15,521,879
         21,187,620 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   22,412,530
          5,303,684 Ser. 00-4, Class SX, 6 1/2s, 2023                                                     5,303,684
        120,995,722 Ser. 01-T12, IO, 0.5723s, 2041                                                        2,022,897
         89,795,000 Ser. 02-T1, IO, 0.429s, 2031                                                          1,136,468
          3,775,000 Ser. 02-T2 Principal Only (PO) zero %,
                    July 25, 2041                                                                         2,595,313
         16,070,000 FFCA Secured Lending Corp. 144A Ser. 00-1,
                    Class A2, 7.77s, 2027                                                                17,175,021
                    First Union National Bank Commercial
                    Mortgage 144A
          1,145,000 Ser. 01-C4, Class G, 6.937s, 2033                                                     1,150,188
            575,000 Ser. 01-C4, Class F, 6.79s, 2033                                                        579,627
                    Freddie Mac
          1,728,000 Ser. 2028, Class SG, IO, 10.998s, 2023                                                  692,280
         13,689,283 Ser. 204, IO, 6s, 2029                                                                3,593,437
          1,047,518 G-Force FRB Ser. 01-1, Class A, 4.18s, 2033                                           1,047,518
          5,000,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               5,029,900
          9,818,359 General Growth Properties-Mall Properties
                    Trust FRB Ser. 01-C1A, Class D3, 4.07s, 2014                                          9,818,359
            883,724 General Growth Properties-Mall Properties
                    Trust 144A Ser. 01-C1A, Class D2, 5.89s, 2011                                           853,697
          6,685,000 GS Mortgage Securities Corp. II Ser. 01-LIB,
                    Class A2, 6.615s, 2016                                                                6,685,000
            260,000 Host Marriott Pool Trust Ser. 99-HMTA,
                    Class C, 7.73s, 2009                                                                    268,531
                    Housing Securities Inc.
            852,568 Ser. 93-F, Class F9M2, 7s, 2023                                                         854,637
            131,003 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      123,728
          3,495,000 LB Commercial Conduit Mortgage Trust
                    Ser. 1999-C2, Class B, 7.425s, 2009                                                   3,737,425
                    LB-UBS Commercial Mortgage Trust
          6,960,000 Ser. 00-C3, Class A2, 7.95s, 2010                                                     7,701,690
          8,470,000 Ser. 01-C7, Class A5, 6.133s, 2011                                                    8,428,668
         39,581,000 LB-UBS Commercial Mortgage Trust 144A
                    Ser. 01-C7, Class XCL, IO, 0.711s, 2033                                               1,563,188
                    Merrill Lynch Mortgage Investors, Inc.
          3,465,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      3,265,763
          1,325,161 Ser. 98-C2, Class A1, 6.22s, 2030                                                     1,367,815
         50,148,213 Ser. 98-C2, IO, 1.538s, 2030                                                          3,173,442
          1,535,000 Morgan Stanley Dean Witter Capital I Ser. 00,
                    Class B, 7.638s, 2010                                                                 1,665,715
                    Morgan Stanley Dean Witter Capital I 144A
          1,294,880 FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                  1,292,678
            834,976 FRB Ser. 01-XLF, Class E, 3.337s, 2013                                                  825,207
            984,739 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                      994,660
                    Prudential Home Mortgage Securities 144A
            188,481 Ser. 94-31, Class B3, 8s, 2009                                                          191,279
            513,267 Ser. 95-D, Class 5B, 7.54s, 2024                                                        498,431
          3,950,000 Residential Funding Mortgage Ser. 98-S13,
                    Class A21, 6 3/4s, 2028                                                               3,980,850
                    Ryland Mortgage Securities Corp.
          1,035,296 Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,047,267
          1,465,792 Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,481,610
          2,200,000 Salomon Brothers Mortgage Securities VII
                    Ser. 00-C1, Class G, 7.52s, 2010                                                      2,241,250
            326,372 Sears Mortgage Securities Ser. 93-7,
                    Class T7, 7s, 2007                                                                      327,652
          8,385,127 TIAA Retail Commercial Mortgage Trust
                    Ser. 1999-1, Class A, 7.17s, 2032                                                     8,843,793
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $199,734,406)                                                              $  206,655,099

ASSET-BACKED SECURITIES (1.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,082,000 Advanta Mortgage Loan Trust Ser. 00-1,
                    Class A4, 8.61s, 2028                                                            $    3,281,899
                    Asset Backed Securities Corp.
         33,000,000 Home Equity Loan Trust Ser. 02-HE1,
                    Class AIO, IO, 6 1/2s, 2032                                                           3,733,125
          1,396,868 NIMS Trust Ser. 01-HE3, Class A, 7s, 2031                                             1,371,550
        349,440,000 Bayview Financial Acquisition Trust Ser. 02-XA,
                    Class AIO1, IO, 1.326s, 2005                                                          5,077,800
                    Conseco Finance Securitizations Corp.
         12,760,000 Ser. 00-4, Class A6, 8.31s, 2032                                                     13,449,838
          9,840,000 Ser. 00-5, Class A6, 7.96s, 2032                                                     10,332,251
          6,645,000 Ser. 01-04, Class A4, 7.36s, 2019                                                     6,655,383
          5,125,000 Ser. 01-3, Class A4, 6.91s, 2031                                                      4,950,430
          3,050,000 Ser. 01-4, Class B1, 9.4s, 2010                                                       2,912,869
          3,049,204 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      2,012,475
          5,140,140 First Plus Home Loan Trust Ser. 97-3,
                    Class B1, 7.79s, 2023                                                                 5,272,660
                    Lehman Manufactured Housing
          1,156,000 Ser. 01-B, Class A6, 6.467s, 2028                                                     1,099,414
         38,652,180 Ser. 98-1, Class 1, 0.819s, 2028                                                        869,674
          1,925,391 Mid-State Trust Ser. 10, Class B, 7.54s, 2036                                         1,829,122
                    Morgan Stanley Dean Witter Capital I
          1,180,000 Ser. 01-NC3, Class B1, FRN, 4.38s, 2031                                               1,180,000
          1,540,000 Ser. 02-AM1, Class B1, FRN, 4.661s, 2032                                              1,533,744
          4,924,000 Ser. 01-NC4, Class B1, FRN, 4.42s, 2032                                               4,805,824
          3,860,000 Option One Mortgage Loan Trust Ser. 02-1,
                    6 3/4s, 2032                                                                          3,819,200
         16,464,837 Structured Asset Security Corp. Ser. 98-RF3,
                    IO, 2.621s, 2028                                                                      3,068,634
          7,456,683 Xerox Equipment Lease Owner Trust 144A
                    FRB Ser. 01-1, Class A, 3.896s, 2008                                                  7,479,985
                                                                                                      -------------
                    Total Asset-Backed Securities
                    (cost $86,537,320)                                                               $   84,735,877

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 38 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $          190
             47,500 Anthem, Inc. $6.00 cv. pfd                                                            3,265,625
            141,500 Ford Motor Company Capital Trust II
                    $3.25 cumulative (cum.) cv. pfd.                                                      7,800,188
             67,900 Motorola, Inc. $7.00 cv. pfd.                                                         2,949,576
            148,700 TXU Corp. $4.375 cv. pfd                                                              7,791,880
            129,300 Williams Companies, Inc. (The) $2.25 cv. pfd.                                         2,747,625
                 94 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                              24
             28,700 Xerox Corp. 144A $7.50 cv. notes                                                      2,134,706
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $25,404,268)                                                               $   26,689,814

FOREIGN GOVERNMENT BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,605,000 Ontario (Province of) sr. unsub.
                    5 1/2s, 2008 (Canada)                                                            $    1,612,062
         16,135,000 Quebec (Province of) sr. unsub.
                    5 3/4s, 2009 (Canada)                                                                16,256,013
                                                                                                      -------------
                    Total Foreign Government
                    Bonds and Notes (cost $17,580,634)                                               $   17,868,075

PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              7,561 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $           76
             27,755 California Federal Bancorp, Inc. Ser. A,
                    $2.281 pfd.                                                                             709,140
              6,155 Chevy Chase Capital Corp. Ser. A,
                    $5.188 pfd. (PIK)                                                                       341,603
              3,799 CSC Holdings, Inc. Ser. M, $11.125
                    cum. pfd. (PIK)                                                                         404,593
          6,381,000 First Union Capital II Ser. A, 7.95% pfd.                                             6,573,515
              1,605 Fresenius Medical Capital Trust II 7.875%
                    company guaranty pfd. (Germany)                                                       1,605,000
                  1 Paxson Communications Corp. 13.25%
                    cum. pfd. (PIK)                                                                           8,500
                                                                                                      -------------
                    Total Preferred Stocks (cost $9,209,758)                                         $    9,642,427

CONVERTIBLE BONDS AND NOTES (0.2%) (a) (cost $8,351,563)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         8,245,000 Service Corp. International cv. sub. notes
                    6 3/4s, 2008                                                                     $    8,531,102

WARRANTS (--%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
                  3 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
             16,000 CGA Group, Ltd. 144A                                                  2/11/07               160
              6,037 Genesis Health Ventures, Inc.                                         10/1/02            13,884
                180 McCaw International, Ltd.                                             4/15/07                 2
                685 Raintree Resort 144A                                                  12/1/04                 6
                280 Telehub Communications Corp. 144A                                     7/31/05                 1
                625 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 6
              6,728 United Artists Theatre                                                3/2/08             53,824
                                                                                                      -------------
                    Total Warrants (cost $1,111,312)                                                 $       67,884

SHORT-TERM INVESTMENTS (7.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       122,762,762 Short-term investments held as collateral
                    for loaned securities with yields ranging
                    from 1.74% to 2.31% and due dates ranging
                    from February 1, 2002 to March 28, 2002 (d)                                      $  122,622,750
         20,000,000 BP Amoco Capital PLC effective yield of
                    1.92%, February 1, 2002                                                              19,998,933
         75,000,000 Citicorp effective yield of 1.785%,
                    February 19, 2002                                                                    74,933,062
         50,000,000 General Electric Capital Corp. effective yield of
                    1.76%, February 13, 2002                                                             49,970,667
         50,000,000 Jupiter Securities Corp. effective yield of 2.05%,
                    February 7, 2002                                                                     49,985,417
         50,000,000 Receivables Capital Corp. effective yield of
                    1.71%, February 6, 2002                                                              49,988,125
         39,121,000 Interest in $500,000,000 joint tri-party
                    repurchase agreement dated January 31,2002
                    with Goldman Sachs and Co., Inc. due February 1,
                    2002 with respect to various U.S. Government
                    obligations -- maturity value of $39,123,086 for
                    an effective yield of 1.92%                                                          39,121,000
                                                                                                      -------------
                    Total Short-Term Investments
                    (cost $406,619,954)                                                              $  406,619,954
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,722,203,055)(b)                                       $5,867,376,071
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,498,783,324.

  (b) The aggregate identified cost on a tax basis is $5,759,449,714, resulting in gross unrealized appreciation and depreciation of $403,701,293 and $295,774,936, respectively, or net unrealized appreciation of $107,926,357.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at January 31, 2002, which are subject to change based on the terms of the security.



------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2002 (Unaudited)
                                                                    Unrealized
                                    Aggregate Face  Expiration    Appreciation/
                       Total Value           Value        Date   (Depreciation)
------------------------------------------------------------------------------
S&P 500 (Long)         $93,540,788     $94,448,119      Mar-02    $   (907,331)
U.S. Treasury
Bonds (Short)            1,028,438       1,043,629      Mar-02          15,191
U.S. Treasury 2
Year Notes
(Short)                 94,637,500      93,977,467      Mar-02        (660,033)
U.S. Treasury 5
Year Notes (Long)       26,201,297      26,188,837      Mar-02          12,460
U.S. Treasury 10
Year Notes
(Short)                 13,657,875      13,548,483      Mar-02        (109,392)
------------------------------------------------------------------------------
                                                                   $(1,649,105)
------------------------------------------------------------------------------
TBA Sales Commitments at January 31, 2002 (Unaudited)
(premium received $70,619,785)
                                         Principal  Expiration          Market
Agency                                      Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 6 1/2s,
February 1, 2032                       $ 3,384,000     2/13/02     $ 3,404,101
FNMA, 6s, February
1, 2032                                 68,250,000     2/13/02      67,140,937
------------------------------------------------------------------------------
                                                                   $70,545,038
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value including $117,586,098 of securities
on loan (identified cost $5,722,203,055) (Note 1)                            $5,867,376,071
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        26,584,138
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            8,807,162
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  194,987,565
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                          1,385,037
-------------------------------------------------------------------------------------------
Total assets                                                                  6,099,139,973

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                 2,156,039
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                370,432,057
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       24,252,558
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      6,576,799
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,640,896
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        69,090
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,788
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,872,352
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $70,619,785) (Note 1)       70,545,038
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              122,622,750
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              185,282
-------------------------------------------------------------------------------------------
Total liabilities                                                               600,356,649
-------------------------------------------------------------------------------------------
Net assets                                                                   $5,498,783,324

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,416,504,468
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income  (Note 1)                       (6,901,241)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (54,418,561)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                               143,598,658
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $5,498,783,324

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,274,712,131 divided by 196,505,784 shares)                                       $16.66
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.66)*                              $17.68
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,137,090,380 divided by 68,918,442 shares)**                                      $16.50
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($46,996,724 divided by 2,834,125 shares)**                                          $16.58
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($246,349,861 divided by 14,924,378 shares)                                          $16.51
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.51)*                              $17.11
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($793,634,228 divided by 47,516,855 shares)                                          $16.70
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended January 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $  65,176,337
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $175,457)                                       33,283,187
-------------------------------------------------------------------------------------------
Securities lending                                                                  121,930
-------------------------------------------------------------------------------------------
Total investment income                                                          98,581,454
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 12,990,957
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,645,901
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   33,814
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     23,187
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,963,908
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,827,899
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               210,143
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               935,518
-------------------------------------------------------------------------------------------
Other                                                                               951,388
-------------------------------------------------------------------------------------------
Total expenses                                                                   29,582,715
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (319,044)
-------------------------------------------------------------------------------------------
Net expenses                                                                     29,263,671
-------------------------------------------------------------------------------------------
Net investment income                                                            69,317,783
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (78,517,245)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (16,753,684)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (2,947)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, TBA sale
commitments and futures contracts during the period                             (79,984,137)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (175,258,013)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(105,940,230)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                       Six months
                                                                            ended       Year ended
                                                                       January 31          July 31
                                                                            2002*             2001
                                                                 ---------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   69,317,783   $  156,686,641
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         (95,273,876)     161,260,696
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies          (79,984,137)     312,597,900
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (105,940,230)     630,545,237
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                            (46,966,484)     (99,576,511)
--------------------------------------------------------------------------------------------------
   Class B                                                            (13,257,483)     (29,391,469)
--------------------------------------------------------------------------------------------------
   Class C                                                               (467,048)        (673,390)
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,147,220)      (6,471,915)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (12,157,132)     (23,787,314)
--------------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                                     --       (1,110,037)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (428,151)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (11,764)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (89,049)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (263,181)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions (Note 4)                                           246,426,648     (105,930,074)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           64,491,051      362,812,382

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 5,434,292,273    5,071,479,891
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $6,901,241 and
$223,657, respectively)                                            $5,498,783,324   $5,434,292,273
--------------------------------------------------------------------------------------------------

* Unaudited.

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                    Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.24       $15.77       $18.49       $18.82       $18.95       $15.82
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23(c)       .52(c)       .55(c)       .57(c)       .60          .60(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.56)        1.49        (1.44)         .90         1.08         4.11
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.33)        2.01         (.89)        1.47         1.68         4.71
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.25)        (.53)        (.58)        (.55)        (.60)        (.67)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)       (1.25)       (1.25)       (1.21)        (.91)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.25)        (.54)       (1.83)       (1.80)       (1.81)       (1.58)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.66       $17.24       $15.77       $18.49       $18.82       $18.95
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.91)*      12.86        (5.09)        8.33         9.53        31.52
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,274,712   $3,176,287   $3,030,281   $3,937,264   $3,387,620   $2,607,562
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .47*         .92          .93          .93         1.00         1.06
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.38*        3.11         3.32         3.10         3.11         3.51
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.22(d)*   333.46       140.92       127.68       126.19       134.80
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                     Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.07       $15.62       $18.33       $18.67       $18.82       $15.74
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17(c)       .39(c)       .42(c)       .43(c)       .46          .46(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.55)        1.48        (1.43)         .90         1.07         4.08
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.38)        1.87        (1.01)        1.33         1.53         4.54
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.41)        (.45)        (.42)        (.47)        (.55)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)       (1.25)       (1.25)       (1.21)        (.91)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.42)       (1.70)       (1.67)       (1.68)       (1.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.50       $17.07       $15.62       $18.33       $18.67       $18.82
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.24)*      12.02        (5.82)        7.55         8.72        30.46
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,137,090   $1,199,676   $1,175,947   $1,641,515   $1,305,897     $888,666
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.67         1.68         1.68         1.75         1.81
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.01*        2.36         2.57         2.35         2.37         2.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.22(d)*   333.46       140.92       127.68       126.19       134.80
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                              For the period
Per-share                            January 31                           July 26, 1999+
operating performance               (Unaudited)     Year ended July 31      to July 31
----------------------------------------------------------------------------------------
                                       2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.16       $15.71       $18.49       $18.76
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (loss)(c)          .16          .39          .42           --(e)
----------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                   (.55)        1.49        (1.44)        (.27)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.39)        1.88        (1.02)        (.27)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.42)        (.51)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)       (1.25)          --
----------------------------------------------------------------------------------------
Total distributions                     (.19)        (.43)       (1.76)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.58       $17.16       $15.71       $18.49
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.26)*      12.02        (5.82)       (1.44)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $46,997      $37,453      $20,642         $565
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.67         1.68          .03*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               1.00*        2.32         2.60         (.03)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.22(d)*   333.46       140.92       127.68
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                           January 31
operating performance              (Unaudited)                    Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.08       $15.63       $18.33       $18.67       $18.82       $15.74
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19(c)       .43(c)       .46(c)       .47(c)       .51          .53(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.55)        1.48        (1.42)         .90         1.06         4.06
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.36)        1.91         (.96)        1.37         1.57         4.59
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.45)        (.49)        (.46)        (.51)        (.60)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)       (1.25)       (1.25)       (1.21)        (.91)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.46)       (1.74)       (1.71)       (1.72)       (1.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.51       $17.08       $15.63       $18.33       $18.67       $18.82
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.11)*      12.31        (5.52)        7.80         8.98        30.83
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $246,350     $252,802     $223,246     $293,336     $276,962     $187,475
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .72*        1.42         1.43         1.43         1.50         1.56
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.13*        2.60         2.82         2.61         2.62         3.05
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.22(d)*   333.46       140.92       127.68       126.19       134.80
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            January 31
operating performance               (Unaudited)                   Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                       2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.28       $15.80       $18.53       $18.85       $18.98       $15.85
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .25(c)       .56(c)       .60(c)       .62(c)       .64          .64(c)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.56)        1.50        (1.46)         .91         1.09         4.11
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.31)        2.06         (.86)        1.53         1.73         4.75
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.57)        (.62)        (.60)        (.65)        (.71)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.01)       (1.25)       (1.25)       (1.21)        (.91)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.27)        (.58)       (1.87)       (1.85)       (1.86)       (1.62)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.70       $17.28       $15.80       $18.53       $18.85       $18.98
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.77)*      13.18         4.89         8.63         9.79        31.78
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $793,634     $768,075     $621,363     $744,552     $471,176     $356,251
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35*         .67          .68          .68          .75          .81
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.50*        3.35         3.57         3.33         3.37         3.74
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.22(d)*   333.46       140.92       127.68       126.19       134.80
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



NOTES TO FINANCIAL STATEMENTS
January 31, 2002 (Unaudited)

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2002, the value of securities loaned amounted to $117,586,098. The fund received cash collateral of $122,622,750, which is pooled with collateral of other Putnam funds into 55 issuers of high-grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended January 31, 2002, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At January 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2002, the fund's expenses were reduced by $319,044 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,417 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $424,186 and $6,308 from the sale of class A and class M shares, respectively, and received $876,885 and $3,290 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2002, Putnam Retail Management, acting as underwriter received $7,781 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended January 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,463,851,572 and $2,156,422,624, respectively. Purchases and sales of U.S. government obligations aggregated $3,712,276,429 and $3,903,091,591, respectively.


Note 4
Capital shares

At January 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 30,850,640        $509,411,332
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,570,621          43,055,895
---------------------------------------------------------------------------
                                            33,421,261         552,467,227

Shares
repurchased                                (21,150,827)       (349,151,621)
---------------------------------------------------------------------------
Net increase                                12,270,434        $203,315,606
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 40,741,462       $ 687,242,385
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5,902,524          99,705,341
---------------------------------------------------------------------------
                                            46,643,986         786,947,726

Shares
repurchased                                (54,554,286)       (920,648,179)
---------------------------------------------------------------------------
Net decrease                                (7,910,300)      $(133,700,453)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,809,996        $127,707,199
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  746,122          12,390,656
---------------------------------------------------------------------------
                                             8,556,118         140,097,855

Shares
repurchased                                 (9,910,370)       (161,633,066)
---------------------------------------------------------------------------
Net decrease                                (1,354,252)       $(21,535,211)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,797,739        $197,620,503
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,670,131          27,938,692
---------------------------------------------------------------------------
                                            13,467,870         225,559,195

Shares
repurchased                                (18,472,064)       (307,492,091)
---------------------------------------------------------------------------
Net decrease                                (5,004,194)       $(81,932,896)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    829,632         $13,680,878
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   26,284             438,369
---------------------------------------------------------------------------
                                               855,916          14,119,247

Shares
repurchased                                   (204,053)         (3,348,938)
---------------------------------------------------------------------------
Net increase                                   651,863         $10,770,309
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,218,314         $20,514,563
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   38,991             658,541
---------------------------------------------------------------------------
                                             1,257,305          21,173,104

Shares
repurchased                                   (388,740)         (6,502,776)
---------------------------------------------------------------------------
Net increase                                   868,565         $14,670,328
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,535,459         $25,217,483
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  187,012           3,105,496
---------------------------------------------------------------------------
                                             1,722,471          28,322,979

Shares
repurchased                                 (1,599,221)        (26,193,427)
---------------------------------------------------------------------------
Net increase                                   123,250         $ 2,129,552
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,702,786         $62,108,571
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  386,039           6,462,872
---------------------------------------------------------------------------
                                             4,088,825          68,571,443

Shares
repurchased                                 (3,571,223)        (59,738,719)
---------------------------------------------------------------------------
Net increase                                   517,602         $ 8,832,724
---------------------------------------------------------------------------

                                         Six months ended January 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,060,452        $134,411,415
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  724,382          12,157,132
---------------------------------------------------------------------------
                                             8,784,834         146,568,547

Shares
repurchased                                 (5,716,609)        (94,822,155)
---------------------------------------------------------------------------
Net increase                                 3,068,225        $ 51,746,392
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,602,604        $263,525,503
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,422,240          24,050,495
---------------------------------------------------------------------------
                                            17,024,844         287,575,998

Shares
repurchased                                (11,892,032)       (201,375,775)
---------------------------------------------------------------------------
Net increase                                 5,132,812        $ 86,200,223
---------------------------------------------------------------------------


Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With more than 60 years of experience, Putnam now has over $339 billion in assets under management, 124 mutual funds, over 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to the role of the financial advisor, who continually provides sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.


INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


SA021-79246  001/880/242  3/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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The George Putnam Fund of Boston
Supplement to semiannual Report dated 1/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class
Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class
A, B, C, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
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Total return for periods ended 1/31/02

                                                         NAV
6 months                                               -1.77%
1 year                                                 -0.52
5 years                                                44.10
Annual average                                          7.58
10 years                                              173.20
Annual average                                         10.57
Life of fund (since class A inception, 11/5/37)
Annual average                                          9.68

Share value:                                             NAV
7/31/01                                                $17.28
1/31/02                                                $16.70
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Distributions:      No.      Income      Capital gains      Total
                     2       $0.274            --          $0.274
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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.